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                                EXHIBIT 23c


                   CONSENT OF CLINES & SATTERLY, P.S.C.
                 INDEPENDENT CERTIFIED PUBLIC CONSULTANTS
                      FOR UNITED WHITLEY CORPORATION
                         AND BANK OF WILLIAMSBURG

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                      CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the use in this Registration Statement on Form S-4 for Pikeville National Corporation of our report, dated February 24, 1995, on the consolidated financial statements of United Whitley Corporation for the year ended December 31, 1994.

                               /s/ Clines & Satterly, P.S.C.
                              -------------------------------
                              Clines & Satterly, P.S.C.

Lexington, Kentucky
August 17, 1995